Exhibit 99.5

25501 W Valley Parkway Suite 300 Olathe, Kansas 66061	913.498.3468 office 877.234.3468 toll-free 913.498.3472 fax www.egov.com

Dear [NAME / INSERT GREETING],

I hope you, your team and your families are staying safe and healthy. At NIC, we’ve entered 2021 with strong momentum and have some important news to share. Earlier today we announced that NIC has agreed to be acquired by Tyler Technologies. We are excited about the opportunities ahead to become an even stronger partner to you, as we join forces with a highly complementary company that shares our focus on continuous innovation, a mutual belief that culture drives success, and a shared passion for making government better, stronger, and safer. A copy of the joint press release that was issued is attached for reference.

Tyler provides essential back-office, mission-critical software systems and integrated technology services to local, state, and federal government agencies, including public administration, courts and public safety, health and human services, and K-12 education. Tyler’s strength in local government and NIC’s strength in state government are highly complementary. As a combined company, we will be better able to connect data and processes across disparate systems and deliver the leading products and services our partners and communities have come to expect.

In terms of next steps, the transaction is expected to close in the second quarter. Until the closing, we will continue to operate as separate companies, our existing contracts and agreements remain unchanged and it is business as usual. We remain as focused as ever on serving our partners and communities and will continue to work with you in the normal course. NIC will continue to manage our operations from our Olathe, Kansas home office and the combined company will retain our employees and leadership team. We expect the transition to be seamless for you and your day-to-day business contacts should remain the same for the foreseeable future.

As always, we will seek to keep you updated throughout the process. If you have any questions, please contact [me / your usual NIC contact].

Thank you for your continued support. The trust and commitment you place in us is humbling and we look forward to continuing to provide the innovative and high-quality technology solutions you have come to expect from NIC.

Sincerely,

NAME

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,”

25501 W Valley Parkway Suite 300 Olathe, Kansas 66061	913.498.3468 office 877.234.3468 toll-free 913.498.3472 fax www.egov.com

“goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of NIC’s proposed merger with Tyler Technologies, including the risks that (a) the proposed merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain NIC stockholder approval of the proposed merger, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the proposed merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on Tyler Technologies or NIC or their respective businesses, including the risks that Tyler Technologies’ or NIC’s stock price may decline significantly if the proposed merger is not completed; (3) the effects that the announcement or pendency of the merger may have on Tyler Technologies or NIC and their respective business, including the risks that as a result (a) NIC’s business, operating results or stock price may suffer, (b) NIC’s current plans and operations may be disrupted, (c) NIC’s ability to retain or recruit key employees may be adversely affected, (d) NIC’s business relationships (including, customers and suppliers) may be adversely affected, or (e) NIC’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on NIC’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against NIC and others; (6) the risk that the proposed merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of NIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that NIC has filed or files with the U.S. Securities and Exchange Commission (“SEC”).  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Tyler nor NIC assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger involving Tyler Technologies and NIC.  In connection with the proposed merger, NIC plans to file a proxy statement with the SEC.  STOCKHOLDERS OF NIC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION WITH TYLER TECHNOLOGIES THAT NIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT

25501 W Valley Parkway Suite 300 Olathe, Kansas 66061	913.498.3468 office 877.234.3468 toll-free 913.498.3472 fax www.egov.com

THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by NIC at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on the Company’s Investor Relations website at ir.egov.com.

Participants in Solicitation

NIC and Tyler Technologies and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding NIC’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler Technologies’ directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.